October 15, 1996
                              DREYFUS NEW YORK
                        INSURED TAX EXEMPT BOND FUND
                          SUPPLEMENT TO PROSPECTUS
                              DATED MAY 1, 1996
        THE FOLLOWING INFORMATION SUPPLEMENTS OR REPLACES THE INFORMATION CONTAINED IN THE FOLLOWING INDICATED SECTIONS OF THE FUND'S PROSPECTUS:
                         ANNUAL FUND OPERATING EXPENSES
SHAREHOLDER TRANSACTION EXPENSES
  Redemption Fee
  (as a percentage of amount redeemed)....            1.00%
        The information contained in the Fund's Annual Operating Expenses and the Example do not reflect any redemption fee retained by the Fund.
HOW TO REDEEM SHARES
        Effective November 4, 1996, the Fund will deduct a redemption fee equal to 1% of the net asset value of Fund shares redeemed (including redemptions through the use of the Fund Exchanges service) less than fifteen days following the issuance of such shares. The fee will be retained by the Fund and used primarily to offset the transaction costs that short-term trading imposes on the Fund and its shareholders. No redemption fee will be charged upon the redemption of shares through the Fund's Check Redemption Privilege, Automatic Withdrawal Plan or Dreyfus Auto-Exchange Privilege, or shares redeemed from omnibus accounts. Furthermore, no redemption fee will be charged upon the redemption of Fund shares acquired through reinvestment of dividends or distributions, nor will the redemption fee be used to pay fees imposed for various Fund services or shares. The redemption fee may be waived, modified or discontinued at any time, or from time to time.
        THE FOLLOWING INFORMATION SUPERSEDES AND REPLACES ANY CONTRARY INFORMATION CONTAINED IN THE FUND'S PROSPECTUS IN THE SECTION ENTITLED "MANAGEMENT OF THE FUND."
        Effective October 1, 1996, the Fund's primary portfolio manager is Richard J. Moynihan. Mr. Moynihan joined Dreyfus in 1973 and since August
1994 he has served as Director of Municipal Portfolio Management.
                                                                    577s101596


                                             October 15, 1996


                DREYFUS NEW YORK INSURED TAX EXEMPT BOND FUND

              Supplement to Statement of Additional Information
                             Dated  May 1, 1996


     The following information supplements the information contained in the section of the Fund's Statement of Additional Information entitled "Redemption of Shares":

     Redemption Fee.    The Fund will deduct a redemption fee equal to 1% of
the net asset value of Fund shares redeemed (including redemptions through the use of the Fund Exchanges service) less than fifteen days following the issuance of such shares. The redemption fee will be deducted from the redemption proceeds and retained by the Fund.

     No redemption fee will be charged upon the redemption of shares through the Fund's Check Redemption Privilege, Automatic Withdrawal Plan or Dreyfus Auto-Exchange Privilege, or shares redeemed from omnibus accounts. Furthermore, no redemption fee will be charged upon redemption of Fund shares acquired through reinvestment of dividends or distributions, nor will the redemption fee be used to pay fees imposed for various Fund services or shares. This redemption fee may be waived, modified or discontinued at any time, or from time to time.